Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.68750%



        Excess Protection Level
          3 Month Average  60.84%
            August, 1999  171.31%
            July, 1999   6.00%
            June, 1999   5.19%


        Cash Yield                                  242.71%


        Investor Charge Offs                        63.71%


        Base Rate                                    7.69%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $ 46,158,397,644.87


        Investor Participation Amount               $ 75,000,000.00


        Seller Participation Amount                 $ 3,316,578,126.38